                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                  FILE NOS.
--------------------------------------------------------------------------------
VARIABLE SEPARATE ACCOUNT                        002-86837  / 811-03859
                                                 033-47473  / 811-03859
                                                 333-25473  / 811-03859
                                                 333-55740  / 811-03859
                                                 333-58234  / 811-03859
                                                 333-65118  / 811-03859
                                                 333-58314  / 811-03859
                                                 333-66114  / 811-03859
                                                 333-91860  / 811-03859
                                                 333-102906 / 811-03859
                                                 333-134869 / 811-03859
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT ONE                     033-32569  / 811-04296
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT TWO                     033-81472  / 811-08626
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FOUR                    033-86642  / 811-08874
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FIVE                    333-08859  / 811-07727
                                                 333-67685  / 811-07727
                                                 333-66106  / 811-07727
                                                 333-64338  / 811-07727
                                                 333-92396  / 811-07727
                                                 333-134870 / 811-07727
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT SEVEN                   333-63511  / 811-09003
                                                 333-65965  / 811-09003
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT NINE                    333-90328  / 811-21096
                                                 333-90324  / 811-21096
                                                 333-88414  / 811-21096
                                                 333-89468  / 811-21096
--------------------------------------------------------------------------------

/s/ PETER D. HANCOCK                Chairman and Director        April 28, 2011
------------------------------
PETER D. HANCOCK

/s/ JOHN Q. DOYLE                   Director, President and      April 28, 2011
------------------------------      Chief Executive Officer
JOHN Q. DOYLE

/s/ ROBERT S. SCHIMEK               Director                     April 28, 2011
------------------------------
ROBERT S. SCHIMEK

/s/ JAMES BRACKEN                   Director                     April 28, 2011
------------------------------
JAMES BRACKEN

/s/ PETER J. EASTWOOD               Director                     April 28, 2011
------------------------------
PETER J. EASTWOOD

/s/ DAVID NEIL FIELDS               Director                     April 28, 2011
------------------------------
DAVID NEIL FIELDS

/s/ DAVID L. HERZOG                 Director                     April 28, 2011
------------------------------
DAVID L. HERZOG

/s/ LOUIS P. IGLESIAS               Director                     April 28, 2011
------------------------------
LOUIS P. IGLESIAS

/s/ MONIKA MARIA MACHON             Director                     April 28, 2011
------------------------------
MONIKA MARIA MACHON

/s/ KRISTIAN P. MOOR                Director                     April 28, 2011
------------------------------
KRISTIAN P. MOOR

/s/ RALPH W. MUCERINO               Director                     April 28, 2011
------------------------------
RALPH W. MUCERINO

/s/ SID SANKARAN                    Director                     April 28, 2011
------------------------------
SID SANKARAN

/s/ CHRISTOPHER L. SPARRO           Director                     April 28, 2011
------------------------------
CHRISTOPHER L. SPARRO

/s/ NICHOLAS CHARLES WALSH          Director                     April 28, 2011
------------------------------
NICHOLAS CHARLES WALSH

/s/ MARK TIMOTHY WILLIS             Director                     April 28, 2011
------------------------------
MARK TIMOTHY WILLIS